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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report( Date of earliest event reported): September 8, 2003

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-28132                   31-1455414
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(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)

                   5481 Creek Road, Cincinnati, OH 45242-4001
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                    (Address of principal executive offices)

Registrant's telephone number, including area code     (513) 794-7100
                                                  ------------------------------

Item 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 8, 2003, LanVision Systems, Inc. ("LanVision") issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about LanVision's second completed fiscal quarter of 2003. The information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LanVision Systems, Inc.

Date: September 8, 2003                              By: /s/ Paul W. Bridge, Jr.
                                                         -----------------------
                                                         Paul W. Bridge, Jr.
                                                         Chief Financial Officer



                                INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit


99.1               News Release of LanVision Systems, Inc.
                   Dated September 8, 2003 Second Quarter Earnings News Release



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